VOYA VARIABLE PORTFOLIOS, INC.
Voya Euro STOXX 50® Index Portfolio
Voya FTSE 100 Index® Portfolio
Voya Hang Seng Index Portfolio
Voya Japan TOPIX Index® Portfolio
(each a “Portfolio” and collectively the “Portfolios”)

Supplement dated January 27, 2020
to the Portfolios’ Adviser Class, Class I and Class S shares Prospectus, Summary Prospectuses, and related Statement of Additional Information, each dated May 1, 2019

On January 24, 2020, the Portfolios’ Board of Directors approved a proposal to liquidate the Portfolios. The proposed liquidations are subject to approval by shareholders of the Portfolios. A proxy statement detailing the proposed liquidations is expected to be mailed to the Portfolios’ shareholders on or about March 13, 2020, and a shareholder meeting for the proposed liquidations is scheduled to be held on or about April 16, 2020. The Portfolios will notify their shareholders if shareholder approval of the proposed liquidations is not obtained. If shareholder approval of the proposed liquidations is obtained, it is expected that the liquidations will take place on or about April 24, 2020. You will be receiving an additional communication from the Portfolios explaining the liquidations as well as providing information regarding your exchange options.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE